SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2003

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15010 (Commission File Number)	39-1140809 (I.R.S. Employer Identification No.)

129 Marten Street, Mondovi, WI (Address of principal executive offices)	54755 (Zip Code)

Registrant’s telephone number, including area code:
(715) 926-4216

Not applicable
(Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

EXHIBIT
NUMBER	EXHIBIT TITLE

99.1	Marten Transport, Ltd. press release announcing financial results for the quarter and six months ended June 30, 2003, as well as the filing of a registration statement and the filing of a proxy statement for a special stockholders’ meeting.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

     The following information regarding the press release of Marten Transport, Ltd. (the “Company”) announcing its financial results for the quarter and six months ended June 30, 2003, as well as the filing of a registration statement and the filing of a proxy statement for a special stockholders’ meeting, is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 25, 2003, the Company issued a press release (the “Press Release”) announcing its financial results for the quarter and six months ended June 30, 2003, as well as the filing of a registration statement and the filing of a proxy statement for a special stockholders’ meeting. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The information in this report and the exhibit hereto may contain “forward-looking statements” that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEN TRANSPORT, LTD.

Date: July 25, 2003	/s/ Frank J. Foster Frank J. Foster Vice President of Finance

EXHIBIT INDEX

99.1	Marten Transport, Ltd. press release announcing financial results for the quarter and six months ended June 30, 2003, as well as the filing of a registration statement and the filing of a proxy statement for a special stockholders’ meeting.